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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 17, 2003
                                                 -------------------------------

Commission File Number:               1-5273-1
                         -------------------------------------------------------


                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                               13-2565216
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(State of other jurisdiction                                (IRS Employer
 of incorporation)                                          Identification No.)


  650 Fifth Avenue, New York, New York                      10019-6108
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(Address of principal executive offices)                    (Zip Code)

                                 (212) 757-3300
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              (Registrant's telephone number, including area code)


                                     N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5
OTHER EVENTS

On November 17, 2003, the Company issued a press release announcing a presentation on November 19, 2003 by John C. Millman, President of Sterling Bancorp, as part of the Ryan Beck & Co. Financial Institutions Investor Conference. The press release is included herein as Exhibit 99.1.

ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)         Financial Statements of the Business Acquired.
            Not Applicable


(b)         Pro Forma Financial Information
            Not Applicable

(c)         Exhibits
            99.1  Press Release dated November 17, 2003




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:       November 18 2003





BY:         /s/ JOHN W. TIETJEN
            --------------------------------------------
            JOHN W. TIETJEN
            Executive Vice President, Treasurer
            and Chief Financial Officer